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                                                                EXHIBIT 10.2

                               PURCHASE AGREEMENT


     THIS AGREEMENT is made as of January 17, 1995 between Lason Holdings, Inc., a Delaware corporation (the "Company"), and Golder, Thoma, Cressey, Rauner Fund IV, L.P., a Delaware limited partnership ("GTCR").

     The Company and GTCR desire to enter into an agreement pursuant to which GTCR will purchase, and the Company will sell, 1,000,002 shares of the Company's Class B Common Stock, par value $.01 per share (the "Class B Common"). Certain definitions are set forth in paragraph 5 of this Agreement.

     The parties hereto agree as follows:

     1. Purchase and Sale of Class B Common.

     (a) The closing of the purchase and sale of the Class B Common hereunder (the "Closing") shall take place at the offices of Robinson, Bradshaw & Hinson, 1900 Independence Center, Charlotte, North Carolina 28246 at 10:00 a.m. on the date hereof, or at such other place or on such other date as may be mutually agreeable to the Company and GTCR. At the Closing, GTCR will purchase, and the Company will sell to GTCR, 1,000,002 shares of Class B Common, for an aggregate price of $10,000,000. The Company will deliver to GTCR the certificate representing its Class B Common, registered in the name of GTCR, and GTCR will deliver to the Company a cashier's or certified check or wire transfer of funds in the amount of $10,000,000.

     (b) In connection with the purchase and sale of the GTCR Stock hereunder, GTCR represents and warrants to the Company that:

           (i) The GTCR Stock to be acquired by it pursuant to this Agreement will be acquired for its own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and such GTCR Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws.


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           (ii) It is sophisticated in financial matters and is able to evaluate the risks and benefits of its investment in the GTCR Stock.


           (iii) It is able to bear the economic risk of its investment in the GTCR Stock for an indefinite period of time because the GTCR Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

           (iv) It has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the GTCR Stock and has had full access to such other information concerning the Company as it has requested. It has reviewed, or has had an opportunity to review, a copy of the Asset Purchase Agreement, dated as of the date hereof, between Lason Acquisition Corp., a Delaware corporation ("Lason Acquisition"), Lason Systems, Inc., a Michigan corporation ("Lason Systems"), and the stockholders of Lason Systems, pursuant to which Lason Acquisition acquired substantially all of the assets of Lason Systems, and it is familiar with the transactions contemplated thereby. It has also reviewed, or has had an opportunity to review, the following documents: (A) the Company's Certificate of Incorporation and bylaws; and
      (B) the loan agreements, notes and related documents with the Company's senior lender.

           (v) This Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by it does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which it is a party or any judgment, order or decree to which it is subject.

           2. Covenants.

           (a) Financial Statements and Other Information. The Company shall deliver to GTCR (i) the same information and financial data as the Company and its Subsidiaries are required to

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provide as of the date hereof pursuant to Section 7.1 of the Loan Agreement
(whether or not the Loan Agreement is still in effect), (ii) within ten days after transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications which the Company send to its stockholders and copies of all registration statements and all regular, special or periodic reports which it files, or any of its officers or directors file with respect to the Company, with the Securities and Exchange Commission or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available generally by the Company to the public concerning material developments in the Company's businesses and (iii) such other information and financial data concerning the Company and its Subsidiaries as GTCR may reasonably request. Notwithstanding the foregoing, if the Loan Agreement is no longer in effect, the provisions of paragraph 2(a)(i) shall cease to be effective so long as the Company (a) is subject to the periodic reporting requirements of the Securities Exchange Act and continues to comply with such requirements and (b) promptly provides to GTCR all reports and other materials filed by the Company with the Securities and Exchange Commission pursuant to the periodic reporting requirements of the Securities Exchange Act.

     (b) Current Public Information. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company shall file and shall cause each of its Subsidiaries to file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action as any holder or holders of Class B Common may reasonably request, all to the extent required to enable such holders to sell Class B Common pursuant to (i) Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission or (ii) a registration statement on Form S-2 or S-3 or any similar registration form hereafter adopted by the Securities and Exchange Commission. Upon request, the Company shall deliver

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to any holder of Class B Common a written statement as to whether it has complied with such requirements.

     (c) Unrelated Business Taxable Income. The Company shall not, and shall not allow any of its Subsidiaries to, engage in any transaction which is reasonably likely to cause GTCR or any of its limited partners which are exempt from income taxation under Section 501(a) of the IRC and, if applicable, any pension plan that any such trust may be a part of, to recognize unrelated business taxable income as defined in Section 512 and Section 514 of the IRC.

     3. Representations and Warranties of the Company. In connection with the issuance of the Class B Common hereunder, the Company represents to GTCR that, in each case, as of the date hereof:

     (a) Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which the failure to so
qualify might   reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole. The Company has all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement, the Stockholders Agreement and the Registration Agreement (collectively, the "Investment Agreements"). The copies of the Company's Certificate of Incorporation and bylaws which have been furnished to GTCR reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

           (b) Capital Stock and Related Matters.

           (i) As of the date hereof and immediately thereafter, the authorized capital stock of the Company shall consist of 1,000,000 shares of Preferred Stock and 18,000,002 shares of Common Stock, of which 13,000,000 shares shall be designated

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      as Class A-1 Common Stock, par value $.01 per share, 4,000,000 shares shall be designated Class A-2 Common Stock, par value $.01 per share, and 1,000,002 shares shall be designated as Class B Common. The Company shall not have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans other than pursuant to and as contemplated by the Investment Agreements. The Company shall not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock, except pursuant to the Investment Agreements. All of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

           (ii) There are no statutory or contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Class B Common hereunder. The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Class B Common pursuant to this Agreement do not and will not require registration under the Securities Act or any applicable state securities laws. To the best of the Company's knowledge, there are no agreements between the Company's stockholders with respect to the voting or transfer of the Company's capital stock or with respect to any other aspect of the Company's affairs, except for the Investment Agreements.

           4. Restrictions on Transfer.

           (a) Transfer of GTCR Stock. GTCR shall not sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) (a "Transfer") any shares of GTCR Stock or any

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interest therein, except pursuant to the provisions of paragraph IV of the
Stockholders Agreement.


           (b) Legend. The certificates representing the Class B Common will bear the following legend:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF JANUARY 17, 1995, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND CERTAIN OTHER AGREEMENTS SET FORTH IN A PURCHASE AGREEMENT BETWEEN THE COMPANY AND CERTAIN INVESTORS IN THE COMPANY DATED AS OF JANUARY 17, 1995. A COPY OF SUCH AGREEM NT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

           (c) Opinion of Counsel. No holder of GTCR Stock may sell, transfer or dispose of any GTCR Stock (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer.

           5. Definitions.

           "GTCR Stock" means the Class B Common purchased by GTCR hereunder and will continue to be GTCR Stock in the hands of any holder other than an GTCR (except for the Company and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of GTCR Stock will succeed to all rights and obligations attributable to GTCR as a holder of GTCR Stock hereunder. GTCR Stock will also include shares of the Company's capital stock issued with respect to GTCR Stock by way of a stock split, stock dividend or other recapitalization.


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     "IRC" means the Internal Revenue Code of 1986, as amended, and any reference to any particular IRC section shall be interpreted to include any revision of or successor to that section regardless of how numbered or classified.

     "Loan Agreement" means the Loan Agreement dated as of the date hereof among Lason Acquisition Corp., a Delaware corporation, First Union National Bank of North Carolina, as agent, and certain lenders party thereto, as in effect from time to time.

     "Public Sale" means any sale pursuant to a registered public offering under the Securities Act or any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker.

     "Registration Agreement" means the Registration Agreement dated as of the date hereof among the Company, GTCR and certain stockholders of the Company, as in effect from time to time.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Stockholders Agreement" means the Stockholders Agreement dated as of the date hereof among the Company, GTCR and certain stockholders of the Company, as in effect from time to time.

     "Subsidiary" means any corporation of which the Company owns securities having a majority of the ordinary voting power in electing the board of directors directly or through one or more subsidiaries.

     6. Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested)


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or sent by reputable overnight courier  service (charges prepaid) to the
Company and GTCR at the addresses below indicated:

     If to the Company:

         Lason Holdings, Inc.
         28400 Schoolcraft
         Livonia, MI 48150
         Attention:  President

     with a copy, which will not constitute
     notice to the Company, to:

         Golder, Thoma, Cressey, Rauner, Inc.
         6100 Sears Tower
         Chicago, IL 60606-6402
         Attention:  Bruce V. Rauner
                     Elliot W. Maluth

     and:

         Seyburn, Kahn, Ginn, Bess, Deitch & Serlin, P.C.
         2000 Town Centre, Suite 1500
         Southfield, MI 48075
         Attention:  Laurence Deitch


     If to GTCR:

         Golder, Thoma, Cressey, Rauner, Inc.
         6100 Sears Tower
         Chicago, IL 60606-6402
         Attention:  Bruce V. Rauner
                     Elliot W. Maluth

     with a copy, which will not constitute
     notice to GTCR, to:

         Kirkland & Ellis
         200 East Randolph Drive
         Chicago, IL 60601


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         Attention:  John L. Kuehn

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

     7. General Provisions.

     (a) Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any GTCR Stock or any interest therein in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such GTCR Stock or interest therein as the owner of such stock or interest for any purpose.

     (b) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     (c) Complete Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     (d) Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.




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     (e) Successors and Assigns.  Except as otherwise provided herein, this
Agreement shall bind and inure to the benefit of and be enforceable by GTCR and the Company and their respective successors and assigns (including subsequent holders of GTCR Stock); provided that the rights and obligations of GTCR under this Agreement shall not be assignable except in connection with a permitted transfer of GTCR Stock hereunder.

     (f) Choice of Law. The corporate law of the State of Delaware will govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by the internal law, and not the law of conflicts, of the State of Michigan.

     (g) Remedies. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

     (h) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company and GTCR.

                               *   *   *   *   *



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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                 LASON HOLDINGS, INC.


                                 By  /s/ Allen J. Nesbitt
                                     ----------------------------

                                 Its President
                                     ---------------------------


                                 GOLDER, THOMA, CRESSEY, RAUNER
                                   FUND IV, L.P.

                                 By:  GTCR IV, L.P.

                                 Its: General Partner

                                 By:   Golder, Thoma, Cressey,
                                         Rauner, Inc.

                                 Its:  General Partner


                                 By /s/ Bruce Rauner
                                    ----------------------------

                                 Its Principal
                                     ---------------------------